Supplement to the
Fidelity® Select Portfolios®
Wireless Portfolio
April 29, 2024
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Managers" heading.
Matthew Drukker (Co-Portfolio Manager) has managed the fund since 2016.
It is expected that Mr. Drukker will transition off the fund effective on or about December 31, 2024, at which point Ms. Abernethy will be Portfolio Manager.
Nicole Abernethy (Co-Portfolio Manager) has managed the fund since 2024.
WIR-SUSTK-0724-104 1.9881355.104	July 26, 2024